Exhibit 10.34

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

LUCID USA, INC. GENERAL TERMS AND CONDITIONS
for Prototype and Production Parts and Services

These General Terms and Conditions for Prototype and Production Parts and Services (the “GTC” or this “Agreement”) are entered into as of December 1, 2022 (the “Effective Date”) by and between (i) LUCID USA, Inc., a corporation duly organized and existing under the laws of the State of Delaware, USA, having its principal place of business at 7373 Gateway Blvd Newark, CA 94560 USA (“Lucid”) and (ii) Panasonic Energy Co., Ltd., a corporation duly organized and existing under the laws of Japan having its principal place of business at 1-1 Matushita-cho, Moriguchi City, Osaka, Japan 570-8511 (“Supplier”). Lucid and Supplier are each a “Party” and collectively are the “Parties”.
    WHEREAS, Lucid designs and manufactures electric vehicles and electric powertrain components and subassemblies;
    WHEREAS, Supplier develops and/or manufactures certain goods and provides certain related services; and
    WHEREAS Supplier desires to supply to Lucid, and Lucid desires to procure from Supplier, certain goods and/or services;
    NOW, THEREFORE, Lucid and Supplier agree as follows:
1.    SPOT ORDERS; ACCEPTANCE AND CANCELLATION OF SPOT ORDERS, PRODUCTION ORDERS AND RELEASES
1.1.    Spot Orders. Each Spot Order constitutes an offer by Lucid to purchase the Goods and/or Services specified in such Order on a “spot buy” basis and is subject to acceptance or rejection by Supplier.
(a)    Supplier’s Acceptance of a Spot Order. Supplier shall have accepted a Spot Order upon the earliest of the following occurrences: (i) Supplier commences work to provide the Goods or Services specified in a Spot Order, (ii) Supplier submits an invoice conforming to the terms of a Spot Order, (iii) Supplier submits an advance shipment notification or other evidence that Supplier is intending to supply the Goods or Services specified in a Spot Order, (iv) Supplier provides written acceptance of a Spot Order (which may be via electronic means), or (v) if Supplier fails to object to a Spot Order within [***] business days after Lucid sends its offer. THE TERMS OF THIS AGREEMENT GOVERN ALL SPOT ORDERS, AND ANY TERMS CONTAINED IN PRE-PRINTED FORMS, SUCH AS PURCHASE ORDER FORMS FOR SPOT ORDERS, ARE VOID AND OF NO EFFECT.
(b)    Supplier’s Rejection of a Spot Order. If Supplier cannot accept a Spot Order, Supplier must notify Lucid and propose alternative terms acceptable to Supplier. If any of Supplier’s proposed terms are acceptable to Lucid, Lucid will issue a revised Spot Order containing such acceptable alternative terms. EACH OF LUCID'S SPOT ORDERS EXPRESSLY LIMIT ACCEPTANCE TO THE TERMS OF EACH SUCH SPOT ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS CONTAINED IN SUPPLIER'S FORMS OR OTHERWISE PRESENTED BY SUPPLIER ARE REJECTED UNLESS EXPRESSLY AGREED UPON BY LUCID IN A REVISED SPOT ORDER. THIS GTC SHALL SERVE AS NOTICE OF LUCID’S OBJECTIONS TO SUPPLIER’S ADDITIONAL OR DIFFERENT TERMS EXCEPT TO THE EXTENT SUCH TERMS ARE CONTAINED IN A REVISED ORDER ISSUED BY LUCID.

(c)    Cancellation of Spot Orders by Lucid. Lucid may not cancel all or part of any Spot Order accepted by Supplier in accordance with Section 1.1(a) without Supplier’s written consent, not to be unreasonably withheld, conditioned or delayed.
1.2.    Production Orders, Forecasts and Releases.
(a)    General. Production Orders specify the agreed price and overall estimate of Lucid’s needs for the period stated therein and are provided for Supplier’s planning purposes. Production Orders issued within the flexibility set forth in the applicable production pricing agreement are binding on both Parties. For the avoidance of doubt, Supplier will not, without Supplier’s written consent, be bound by any Production Orders, forecasts or Releases indicating volume that exceeds, falls below, or otherwise deviates from the flexibility set forth in the applicable production pricing agreement. Production Orders will contain certain commercial terms such as quantity and delivery schedules agreed to between the Parties.
(b)    Forecasts. Within the first week of each month, Lucid will provide to Supplier, on a monthly basis, a twelve (12) month rolling forecast of its projected Goods requirements based on the applicable production pricing agreement and Production Order. Lucid may vary or cancel any forecasted purchases subject to the flexibility set forth in the applicable production pricing agreement and Production Order. Except as stated in a production pricing agreement, any forecast is a non-binding estimate, and Lucid is not obligated to purchase any quantities specified in the forecast unless and until Lucid delivers to Supplier a Release specifying the quantity of Goods and shipment date. Except as otherwise agreed in the applicable production pricing agreement, Supplier shall maintain, at the time just before each shipment, adequate volume of finished Goods to meet the quantities required during the next five weeks plus one week of either work in progress or finished Goods.
(c)    Releases. At least [***] weeks, or such other period stated in the applicable production pricing agreement or otherwise agreed between the Parties in writing, before the date that Goods are required to be shipped to Lucid, Lucid will issue a Release based on the applicable forecast. Releases conforming to the applicable forecast are binding on both Parties.
(d)    Cancellation of Releases by Lucid. Subject to Lucid’s firm take and payment obligations under applicable production pricing agreements, Lucid may reschedule or cancel all or any portion of any Release at any time upon written notice to Supplier and Supplier’s written consent thereto, not to be unreasonably withheld, conditioned or delayed, and which may be via an electronic communication including via EDI.
2.    DELIVERY
2.1.    Timeliness. TIME IS OF THE ESSENCE AS TO THE DELIVERY OF GOODS AND PERFORMANCE OF SERVICES UNDER THE AGREEMENT AND SUBJECT TO LUCID’S LIMITED TERMINATION RIGHT SET FORTH IN SECTION 12.2(a), Supplier will perform Services and deliver Goods to Lucid and/or its designees at the times and location(s) specified in accordance with any Release, Spot Order, or the applicable production pricing agreement. Lucid shall be permitted to return quantities in excess of Lucid’s Releases (or accepted Spot Orders, if no Release exists), at Supplier’s expense. Neither Party may change the delivery dates or direct temporary suspension of scheduled shipments without the other Party’s written consent, not to be unreasonably withheld, conditioned or delayed; provided that, in the case of a good faith change request from a Party for logistical or other operational purposes, the Parties shall discuss such request in good faith.
2.2.     Constraint or Delay. If Supplier has reason to believe its ability to deliver Goods or Services is or will be constrained (including for reasons of quality, labor disputes or otherwise), Supplier shall use its commercially reasonable efforts to (i) immediately notify Lucid, informing Lucid of the cause of the anticipated delay and its plan of action to minimize the delay, and (ii)  make, at its expense, a reasonable supply of Goods sufficient to meet its future obligations under this Agreement. Supplier will use its commercially reasonable efforts to resolve the issue promptly. Supplier will confirm all of its oral communications immediately in writing. In addition, during the delay, Supplier will use its commercially reasonable efforts to fulfill Lucid’s Releases and Spot Orders before fulfilling orders of other customers to the extent such other customer’s needs are for the same or similar Goods as ordered by Lucid or would require resources that could otherwise be used to fulfill accepted Spot Orders, and Releases.

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2.3.    Delivery Terms. Delivery terms for Goods shall be provided in the production pricing agreement or accepted Spot Order. Title and risk of loss transfer to Lucid occurs upon delivery in accordance with the delivery terms provided in the applicable production pricing agreement or Spot Order.
2.4.    Packaging and Shipment. Supplier will pack, label and ship Goods in a manner ensuring safe delivery of the Goods in accordance with the agreed method of transport. Supplier will comply with Automotive Industry Action Group (AIAG) standards, applicable federal, state, provincial and local laws and regulations pertaining to product and warning labels in the countries listed on Exhibit A, and meet the packaging and shipment requirements set forth in Specifications, and meet reasonable carrier requirements to prevent damage and deterioration in transportation. Supplier will package pallets in conformity with universal pallet guidance, subject to Supplier approval, not to be unreasonably withheld conditioned or delayed. Upon shipment, Supplier will provide Lucid with a digital file of the Goods’ outgoing quality control data containing all data on individual cells and as outlined in the Specifications. Supplier will additionally provide to Lucid the necessary commercial shipping documents, including commercial invoice, packing list, final packaged pallet dimensions, weights, customs documents, regulatory clearance certificates and any other relevant documentation, so that the Goods can be imported by Lucid without any shipping or customs delays. Supplier acknowledges that Lucid is relying on Supplier’s provision of the digital file and appropriate shipping and customs documentation in order to ship and process the Goods and therefore Supplier will promptly remedy any failure to do so.
2.5.    Hazardous Materials. At Lucid’s request, Supplier shall promptly furnish to Lucid a Material Safety Data Sheet (MSDS) in the form and format reasonably specified by Lucid with (i) a list and quantities of all potentially hazardous ingredients in the Goods, and (ii) information concerning any changes in or additions to such ingredients. Before shipping the Goods, Supplier agrees to furnish to Lucid sufficient advance warning and notice in writing (including appropriate labels on the Goods, containers and packing) of any hazardous material that is included in any of the Goods, together with such special handling instructions necessary to advise carriers, Lucid, and their respective employees how to exercise that measure of care and precaution that will best prevent bodily injury or property damage in the handling, transportation, processing, use or disposal of the Goods, containers and packing shipped to Lucid. If Supplier is required to use returnable packaging the Parties will determine who will be responsible for cleaning, maintaining such packaging and the expenses therefor in accordance with a written agreement.
2.6.    Part Traceability. Supplier will use part markings for traceability of Goods reasonably requested by Lucid’s Quality Manual but in any case sufficient to track by systems such as bar code or equivalent to identify items such as the manufacturing date, the relevant production lot, shift of production, shipment date and, in the case of certain raw materials, the identifying information of the raw material identifiable source data.
2.7.    Reuse.
(a)    [***].
(b)    [***].

2.8.    Directed Suppliers.
(a)    The Parties shall discuss in good faith the use of any sub-supplier proposed by Lucid for using such sub-supplier’s materials in the Goods.
(b)    RASIC. If the Parties agree in writing to use such sub-supplier proposed by Lucid, the Parties shall enter into a RASIC in a form reasonably acceptable to the Parties and such proposed sub-supplier.
2.9.    Consigned Inventory.
The Parties shall discuss in good faith regarding the consignment of Lucid’s material inventory for Goods at Supplier’s premises if Lucid makes such request of Supplier.
2.10.    Discontinuance.

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Subject to Supplier’s obligation to continue to supply Goods or equivalent Goods under Section 4 (Service and Support),
(a)    Supplier reserves the right, [***].
(b)    In the case of discontinuance, [***]. By such date, Lucid shall [***].
2.11.    Prohibition of Cell Resale.
Lucid shall utilize the Goods for its manufacturing purposes in agreed model(s) of the Agreed Application only and [***].
3.    DEVELOPMENT GOODS
Supplier and Lucid may work together to explore the feasibility of new Goods or versions of Goods that Lucid would consider purchasing for use in its production products, as agreed in a separately negotiated development agreement.
4.    SERVICE AND SUPPORT
Supplier will sell the Goods or equivalent goods that are [***] from the agreed location(s) for [***] (“Service Period”). Prices for [***] of the Service Period will be [***]; provided that if only equivalent goods are available at that time, the Parties shall [***].
5.    QUALITY
5.1.    Compliance Requirements. Supplier will comply in all respects with the Specifications, agreed quality requirements and procedures, as amended or updated from time to time and as incorporated by reference in this Agreement including (a) the Lucid Supplier Quality Manual, (b) the Global Automotive Declarable Substance List (“GADSL”), European Union Restriction on the use of Certain Hazardous Substances, Directive 002/95/EC(“RoHS”); (c) California Transparency in Supply Chains Act; (d) Section 1502 of the Dodd Frank Wall Street Reform and Consumer Protection Act (commonly referred to as the “conflict minerals provision”), (e) applicable portions of The Automotive Industry Action Group (“AIAG”) standards and (f) shall support any requirement by Lucid to fulfill International Material Data System (“IMDS”) obligations.
5.2.    PPAP. Supplier agrees to comply with all requirements of the industry-standard level [***] Production Part Approval Processes (“PPAP”) for new Goods or changes to Goods provided under the Agreement. To the extent a conflict exists between any part of PPAP, the requirements and standards referenced in this Agreement, the provisions that require higher quality standards shall control. Supplier is required to submit a level [***] PPAP unless otherwise approved in writing by Lucid. For new Goods or changes to Goods, PPAP submission and re-approval may be waived by Lucid at its sole discretion. Goods may not ship from the Supplier’s facility until PPAP approval from Lucid is granted or a written authorization is given.
5.3.    Continuing Quality Improvement. Supplier will continuously work to improve the quality of the Goods and Supplier’s manufacturing and logistics processes and will use its commercially reasonable efforts to meet with Lucid as reasonably requested, to review its quality improvement efforts.
5.4.    Defects Allowed. Supplier will strive for zero errors and defects on delivered Goods to Lucid and maintain quality systems and standards so that Supplier at all times meets the metrics and criteria referenced in the applicable production pricing agreement (“Supplier Scorecard metrics/criteria”). Supplier will be evaluated on a regular basis on such Supplier Scorecard metrics/criteria after the start of production of the Goods.
5.5.    Changes. Supplier will not make any changes to the Goods or Services including materials, processes, manufacturing facility, tooling, packaging, sub-suppliers, manufacturing line location or other items listed in Specifications without prior written authorization from Lucid and Supplier will follow the PPAP requirements of Section 5.2 (PPAP) above. If Lucid requests Supplier to change the Goods, the Parties shall discuss such changes in good faith. Goods shipped after a change has been approved must follow the material packaging specifications outlined in the Break Point Section of the Lucid Supplier Quality Manual.

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5.6.    Inspection. [***]. [***]. Neither test, inspection or payment of invoices will be deemed acceptance of Goods. Lucid will notify Supplier in writing of any non-conformity as soon as practicable after Lucid discovers it, but no later than [***] after confirmation of non-conformity by Lucid. Any notification of non-conforming Goods to Supplier constitutes [***]. In the event any defective Goods are identified by Lucid, then Lucid may choose to [***]. The discovery of any non-conformity to the Product Warranties provided in Section 6.2 (Product Warranties) at any time during the testing by Lucid in accordance with this Section 5.6, will [***].
5.7.    Design and [***]. Lucid and Panasonic are each responsible for utilizing design practices and testing in their respective products to [***].
5.8.     Restrictions on Use.
(a)    Lucid shall only use the Goods in accordance with the Specifications. Lucid shall not alter, change, repair, improve or modify the Goods without prior written approval of Supplier, except as permitted by the Specifications. Lucid [***]. Lucid further [***]. Lucid shall [***].
(b)    In order to secure the safe usage of the Goods, in the event the Goods, or the Battery Modules containing the Goods, are (i) used by Lucid outside of the Agreed Application or (ii) sold by Lucid to [***], Supplier may, [***].
6.    WARRANTY
6.1.    General Warranties. Each Party represents and warrants to the other Party that:
(a)    it is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation;
(b)    it is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is required for purposes of this Agreement;
(c)    it has the full right, corporate power and authority to enter into this Agreement, to grant the rights and licenses granted under this Agreement and to perform its obligations under this Agreement;
(d)    it has not and will not for the term of the Agreement be listed on the U.S. Excluded Parties List, or be subjected to any law, executive order, embargo, sanction or otherwise which prohibits its transactions with the other Party, or be debarred, suspended, excluded or disqualified from doing business with the United States Government; and
(e)    it has not been subjected to investigation or sanction for bribery or money laundering.
6.2.    Product Warranties. Supplier represents and warrants to Lucid that the Goods subject to this Agreement:
(a)    will be new at the time of transfer of title;
(b)    will conform to applicable performance criteria set forth in all Specifications and quality standards that have been agreed between the Parties in writing, including the minimum performance requirements specified in the applicable Release, accepted Spot Order, Production Order or production pricing agreement; (“Performance Warranty”);
(c)    [***];
(d)    [***];
(e)    will, at the time of transfer of title, be free from defects in design, workmanship, and materials, and conform to all applicable laws and Governmental Requirements of the countries and regions listed in Exhibit A, unless otherwise agreed between the Parties in writing ((c), (d) and (e), collectively, the “Goods Warranty”, and the “Performance Warranty” together with the “Goods Warranty” collectively the “Product Warranties”); and
(f)    will at the time of transfer of title be free and clear of any liens and encumbrances and will not infringe any Intellectual Property Right of any third party.
6.3.    Performance Warranty Period. [***].
6.4.    Warranty Claim Procedure. Lucid shall provide Supplier with any claim in connection with the Product Warranties in writing promptly after Lucid is aware of such event. In connection with any

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claim based on any of the Product Warranties, Lucid shall identify the non-conforming Goods and provide Supplier with any and all information and data reasonably requested by Supplier. Such information and data may include, without limitation, (i) [***], (ii) [***], and (iii) [***]. Upon Supplier’s request, Lucid shall deliver such non-conforming Goods to Supplier. Lucid shall store such returned Battery Modules properly until the cause or causes of the defect are identified. The Parties shall work together in good faith to [***]. The foregoing obligation shall be subject to [***].
6.5.    Future Performance; Non-Exhaustive. The Goods Warranty will extend to during the Goods Warranty Period (defined below). Lucid’s approval of any design, drawing, material, process or specification will not relieve Supplier of any representation or warranty. Supplier’s warranties shall apply regardless of whether the Goods are produced in whole or in part by Supplier. Supplier’s representations and warranties are not modified, waived or discharged by delivery, inspection, test acceptance or payment of or for the Goods.
6.6.    Goods Warranty Period. Unless otherwise explicitly agreed by the Parties in writing, the Goods Warranty provided by Supplier to Lucid for the Goods will begin on [***] and expire at [***] (“Goods Warranty Period”). The Parties will engage in a good faith discussion to review the Goods Warranty Period when [***] (“Warranty Period Review”). The purpose of the Warranty Period Review is to discuss the possibility of extension of the Goods Warranty Period [***] after [***]. For such purpose, Lucid shall, subject to [***], provide Supplier with (i) [***], and (ii) [***]. The warranty of noninfringement of third party Intellectual Property Rights shall [***].
6.7    Exceptions. Except as agreed between the Parties, the Product Warranties shall not apply to:
(a)    any failure by Lucid to comply with the handling instructions or advice Supplier provides for the Goods, including without limitation, the storage temperature and humidity provisions of the storage conditions set forth in the Specifications;
(b)    normal wear-and-tear arising from operation of the Goods;
(c)    any non-compliance to the extent arising out of Supplier’s compliance with Lucid’s specifications;
(d)    [***];
(e)    any defects in the Goods caused by (i) [***], (ii) [***], (iii) [***], (iv) wet conditions, an impact force of shock, (v) accident, misuse, neglect, abuse, mishandling, misapplication, modification, alteration, acts of God or improper installation, service or maintenance, (vi) any failure due to an external natural phenomena or an animal, bird or insect the presence of which [***], or (vii) dust, chemicals, oils, salt water and sun light in excess of [***]; or
(f)    [***].
6.8    EXCEPT AS EXPRESSLY SET FORTH HEREIN, SUPPLIER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE GOODS, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.
6.9    Supplier Notice; Corrective Action. Supplier must immediately notify Lucid when Supplier has reason to believe that the Goods or any component, material, design or defect in the Goods may cause harm to persons or property or fails to comply with the Specifications or any other requirement in the Agreement. Upon such realization, Supplier will take the following corrective actions (each a “Corrective Action” and collectively, “Corrective Actions”), in addition to any other obligations required under the Agreement: (i) promptly investigate and identify the root cause of the issue; (ii) develop and implement a corrective action plan and process for avoiding future occurrences of the problem; (iii) report at regular intervals Supplier’s progress in completing the foregoing, and promptly and completely responding to Lucid’s inquiries and requests for information; (iv) resume production with corrective actions in place; and (v) provide written recommendations for future improvements regarding the issue(s).
6.10    Lucid Corrective Actions. Lucid may initiate a Corrective Action or Field Service Action with respect to the defective Goods delivered to Lucid (i) in response to a mandatory Government Requirement, or (ii) if such Corrective Action or Field Service Action is advisable in the reasonable opinion of either Party. In any case, Lucid shall promptly notify Supplier in writing if it attempts to

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conduct any Corrective Action or the Field Service Action with respect to the delivered Goods, and its expectation of Supplier cooperation in completing the Field Service Action. The Parties shall discuss in good faith and work together on the action plans and the estimated costs of such Corrective Action or Field Service Action, and the allocation of costs based on root cause analysis. Lucid shall use its commercially reasonable efforts to limit the number of Lucid’s vehicles covered by such Corrective Action or Field Service Action based on its traceability of the Goods in the Battery Modules.
7.    REMEDIES
7.1.    Failure to Deliver Goods. If Supplier is unable to supply the agreed quantities of Goods by the agreed delivery dates, for reasons other than [***], the Parties will [***], in each case in order to minimize any delays of Lucid’s vehicle production line.
7.2.    Non-Conforming Goods Costs. Supplier shall be liable for the costs and expenses arising in connection with the Goods failing to conform to [***].
7.3.    Field Service Action. Responsibility for any Field Service Action shall [***]. Supplier shall [***]. If [***], Supplier’s liability will [***]. For the avoidance of doubt, provided that Lucid performs its obligation to notify and discuss with Supplier under Section 6.10, nothing in this Agreement shall [***].
7.4.    Sharing of information with Respect to Incidents.
(a)    In the event of [***].
(b)     In the event of [***]
(c)    Unless required to [***].
7.5.    Deterioration. [***].
7.6.    Non-compliant use. [***].
8.    PAYMENT
8.1.    Price; Payment Terms. Lucid will pay Supplier for Goods, Development Goods and Services as provided in this Agreement. Prices shall be as referenced in a Spot Order or production pricing agreement and unless otherwise agreed are inclusive of storage, handling, packaging, labeling, consumables and all other expenses and charges relevant to the supply of such Goods or Services unless otherwise agreed or stated. [***].
8.2.    Invoices. [***]. All invoices will be issued in the currency matching the Order. If Lucid detects an error in an invoice, Lucid will promptly notify Supplier of such error. Supplier will provide supporting documentation to Lucid for any such invoice within [***] business days after receiving Lucid’s request for such information. Lucid will pay the corrected amount in any such invoice within the period stated in the applicable production pricing agreement. [***].
8.3.    Set Off. Upon the other Party’s prior written or electronic consent, either Party may set off and recoup undisputed debits and credits against any of the other Party's accounts.
9.    INDEMNIFICATION
9.1.    General.
(a)    Upon notice of any third party claims (including lawsuits, administrative claims, regulatory actions, and other proceedings to recover for personal injury or death, or property damage) that are in any way relating to [***] representations, performance or obligations under this Agreement, including claims arising out of any spill, discharge or emission of any hazardous substance to the extent [***] is responsible for it, or regarding any violation of applicable Government Requirement, regardless of whether the Claim arises in tort, negligence, contract, warranty, product liability, strict liability or otherwise (collectively, (“Claims”)), [***] will follow the procedures set forth in Section 9.1(b) and 9.1(c). For the avoidance of doubt, nothing in this Section 9 shall extend Lucid’s right to bring a warranty claim under Section 6.

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(b)    Procedures. Upon receipt of notice of any Claim by [***], [***] receiving the notice will promptly share the notice with [***]. Failure to share such notice will not diminish or increase [***] obligations under this Section 9 if the failure does not materially prejudice [***] ability to defend the Claim. [***] will then promptly meet and [***] (the “Indemnifying Party”), and the Indemnifying Party will, to the full extent permitted by applicable law, indemnify, defend and hold harmless [***], and its Affiliates and their respective directors, officers, employees, permitted successors and assigns (collectively, “Indemnified Party”) for all claims, liabilities, fines, penalties, damages, reasonable costs and expenses (including attorney fees, settlements, judgments) (collectively, “Losses”) resulting from the Claim and will bear the costs of defending the Claim until final judgment has been entered by a court of competent jurisdiction, arbitral panel or is settled (“Final Judgment”); provided that, promptly after the Final Judgement, the Indemnified Party shall reimburse the Indemnifying Party for Losses incurred in proportion to the Indemnified Party’s fault in relation to the cause of the Claim. However, if [***] then [***] will mount its own defense and will bear its own costs until Final Judgment; provided, however, that, promptly after the Final Judgement, [***] shall [***]. For the avoidance of doubt, Supplier shall not be liable to Lucid for Losses to the extent caused by Lucid’s failures under subsections (a), (c), (d), (e) or (f) of Section 6.7 (Exceptions).
(c)    If the Indemnifying Party [***], the Indemnifying Party may select legal counsel reasonably acceptable to the Indemnified Party and otherwise control the defense of the Claim; provided that the Indemnified Party may participate in the defense at its own expense. If the Indemnifying Party, within a reasonable time after receipt of the notice, fails to defend the Claim [***], the Indemnified Party may undertake the defense of and compromise or settle the Claim on behalf and at the cost and risk of the Indemnifying Party. The Indemnifying Party may not, without the prior written consent of the Indemnified Party, (i) consent to the entry of any judgment or enter into any settlement that provides for injunctive or other non-monetary relief affecting the Indemnified Party, or (ii) consent to the entry of any judgment or enter into any settlement unless such judgment or settlement provides for an unconditional and full release of the Indemnified Party and does not diminish the Indemnified Party’s rights under this Agreement or result in additional fees or charges to the Indemnified Party.
9.2.    Intellectual Property Infringement. In event of an IP Claim (defined below), [***] will follow the same procedures in Section 9.1(b) and 9.1(c) for IP Claims as for Claims. If [***], [***] will defend, hold harmless and indemnify [***] against any Losses resulting from the IP Claim. An “IP Claim” is [***].
9.3.    Cooperation. If the Claim or IP Claim is one that cannot by its nature be defended [***], then [***] will make available to each other such information and assistance as each may reasonably request, at [***], subject to the limitations on disclosure of the kind set forth in Sections 7.4 (Sharing of Information with Respect to Incidents) and 18.3 (Exceptions).
10.    LIMITATION OF LIABILITY
10.1.    [***] Cap. In no event will [***] for [***].
10.2.    Supplier’s Liability. [***].
(a)    in the case of [***];
(b)    in the case of a breach of the Product Warranties for Goods [***];
(c)    in the case of a breach of the Product Warranties for Goods [***];
Additionally, in connection with sub-clauses (a), (b) and (c), [***]:
(i)    [***];
(ii)    [***];
(iii)    [***]; and
(iv)    [***];
(d)    in the case of [***];
(e)    in the case of [***]; and
(f)    in the case of any breach other than the above subparagraphs (a) through (e),    [***].

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10.3.    Subject to Section 7.4 (Sharing of information with Respect to Incidents), Lucid shall promptly provide Supplier with the documentation reasonably satisfactory to Supplier showing the details and describing the basis of the calculation of damages claimed under Section 10.2.
10.4.    Supplier’s Liability Cap. [***].
10.5.    General. Except for the (a) [***], (b) [***], or (c) liability caused by gross negligence or willful misconduct of the other Party, in no event will either Party be liable to the other or its subcontractors or suppliers under any contract, negligence, strict liability, tort, or other legal or equitable theory, for anticipated profits, interest except as provided in Section 8, penalties or consequential, incidental except as provided in [***], indirect, special, punitive, multiple, or exemplary damages or liabilities in connection with this Agreement and the applicable production pricing agreement, including, but not limited to, failure to realize anticipated production volumes, revenues or savings, unabsorbed overhead, interest on claims except as provided in Section 8, product development and engineering costs, tooling, facilities and equipment rearrangement costs or rental, unamortized capital or depreciation costs, or general administrative burden charges from termination of this Agreement, whether for breach of contract, late payment, property damage, personal injury, illness, or death or otherwise, even if a Party was advised of the possibility of such damages or such damages were reasonably foreseeable. The Parties acknowledge and agree that the limitation of liability set forth in this Section 10 reflects an allocation of risk among the Parties to this Agreement and the applicable production pricing agreement and that, in the absence of such limitations, the terms of this Agreement and the production pricing agreement would be substantially different. Each Party shall use its commercially reasonable efforts to mitigate the damages incurred in connection with this Agreement or the applicable production pricing agreement by the other Party.
10.6.    Cumulative Remedies. Unless otherwise expressly provided in this GTC or the applicable production pricing agreement, the rights and remedies of a Party set forth in this GTC and the applicable production pricing agreement shall be cumulative, and in addition to, all other or further remedies provided at law or in equity.
11.    CONFIDENTIALITY. The Confidentiality Agreement forms part of this Agreement and the production pricing agreement and applies to the existence of this Agreement and the production pricing agreements and all disclosures made in the course of this Agreement or the production pricing agreement. The terms of the Confidentiality Agreement will survive termination of this Agreement for a period of [***] years from the date of such termination, notwithstanding any terms in the Confidentiality Agreement providing for its earlier expiration or termination.
12.    TERM AND TERMINATION
12.1.    Term. The Agreement will commence on the Effective Date and shall remain in effect for [***] years thereafter (the “Initial Term”) unless otherwise earlier terminated in accordance with the provision of this Section 12. Beginning one (1) year before the end of the Initial Term, the Parties will discuss in good faith the possibility of extending the Initial Term.
12.2.    Termination.
(a)    Termination by Lucid. Supplier acknowledges that, in entering into this Agreement, Lucid shall become dependent upon Supplier for the timely development and production of samples and prototypes of the Goods, for the supply of the Goods, and, as a result, for the production by Lucid of its products in accordance with the schedules contemplated in this Agreement. Lucid shall have the right to terminate this Agreement for material breach upon [***] prior written notice to Supplier if, unless otherwise excused under this Agreement, Supplier fails to perform any provision hereof and fails to cure or to make an acceptable plan to cure such material breach within such [***] period. However, Lucid may terminate this Agreement or any production pricing agreement immediately upon a written notice if Supplier (i) fails to meet the delivery metrics set forth in the applicable production pricing agreement; (ii) has a [***]; (iii) ceases doing business as a going concern or admits in writing its inability to perform its obligations under the accepted Spot Order, Production Order or Release as and when due; (iv) makes an assignment for the benefit of creditors or proceedings in bankruptcy or insolvency are instituted against it; (v) becomes a debtor in a bankruptcy, insolvency or receivership and such action is not dismissed within [***] of commencement; or (vi) is expropriated or nationalized. In addition, Lucid may terminate the Agreement immediately with notice to Supplier if Supplier is in breach of Section 6.1(d) or 6.1(e).

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(b)    Termination by Supplier. Supplier shall have the right to terminate this Agreement and/or any production pricing agreements for a material breach thereof by Lucid upon [***] prior written notice to Lucid if, unless otherwise excused under this Agreement, Lucid fails to cure or to make an acceptable plan to cure such material breach within such [***] period. For the purposes of this Section 12.2 (b), Lucid’s material breach shall mean at least any of the following: (i) failure to pay Supplier the purchase price for any Goods in full when due; or (ii) failure to purchase the volume of Goods committed to by Lucid in the applicable production pricing agreement. However, Supplier may terminate this Agreement or any production pricing agreement immediately upon written notice if Lucid: (A) fails to comply with the provisions of Sections 2.11 (Prohibition on Cell Resale), 5.8 (Restrictions on Use) or 11 (Confidentiality); (B) ceases doing business as a going concern or admits in writing its inability to perform its obligations under the Spot Order, Production Order or Release accepted by Supplier as and when due; (C) makes an assignment for the benefit of creditors or proceedings in bankruptcy or insolvency are instituted against it; (D) becomes a debtor in a bankruptcy, insolvency or receivership and such action is not dismissed within [***] of commencement; or (E) is expropriated or nationalized.
(c)    Breach by a Participant. For the avoidance of doubt, breach by Participant of the terms of the GTC or any Spot Order, Production Order, Release, production pricing agreement or other agreement entered into pursuant to this GTC, shall not be a breach by Supplier or any other Participant.
12.3.    Notices. Notices under this Section 12 will be in writing, and will be delivered via express courier service. Notices will be directed to the addresses set forth below and will be deemed effective upon receipt thereof. Either Party may change its address for notices from time to time by providing written notice of such change to the other Party:
(a)    For Lucid, LUCID USA, INC. 7373 Gateway Blvd. Newark, CA 94560 Attn: General Counsel, with email copies to        and        ; and
(b)    For Supplier, addressed to the Supplier’s party stated in the applicable production pricing agreement with copies to        at         and        at        .
12.4.    Lucid Property Rights. The Parties shall discuss in good faith how to treat the Lucid Property if any Lucid Property is in possession of Supplier at the time of expiration or termination of this Agreement.
12.5.    Cancellation of Spot Orders, Production Orders and Releases upon Termination. Notwithstanding anything to the contrary in this Agreement or the applicable production pricing agreement:
(a)    if this Agreement and/or applicable production agreement is terminated by Lucid due to the event attributable to Supplier in accordance with Section 12.2, Lucid may, [***] upon a written notice to Supplier.
(b)        if this Agreement and/or the applicable production agreement is terminated by Supplier due to the event attributable to Lucid in accordance with Section 12.2, Supplier may, [***].
(c)        if this Agreement is terminated by a Party due to the Force Majeure in accordance with Section 14.2, the Parties shall [***].
12.6.    Transition Support. If this Agreement is terminated by Lucid due to the event attributable to Supplier in accordance with Section 12.2, Supplier will for a period not to exceed [***] after such termination and if requested by Lucid, continue delivery of the Goods as ordered by Lucid, at the prices and terms set forth in this Agreement and the applicable PPA effective immediately before the termination, [***] until an alternative supplier has been qualified and commenced production at a rate sufficient to meet Lucid’s requirements; provided that the volume ordered under this Section 12.6 shall not exceed Supplier’s production capacity allocated to Lucid immediately before the termination.

13.    OBLIGATIONS UPON TERMINATION
13.1.    Lucid’s Obligations. Upon termination of this Agreement or any production pricing agreement, Lucid will pay to Supplier the following amounts without duplication:
(a)    (i) the purchase price for [***] and (ii) any [***] in the case of termination in accordance with Section 12.2 (b); and

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(b)    The purchase price for [***] in the case of termination in accordance with Section 12.2 (a) and/or 14.2.
13.2.    Supplier’s Obligations. Upon termination of this Agreement, Supplier will:
(a)    Stop all work on the date of the termination and terminate all orders and subcontracts that relate to the terminated Agreement except to the extent required to fulfill any obligations set forth in Sections 13 and 14, including transition support as set forth in Section 12.6.
(b)    [***];
(c)    [***]; and
(d)    Provide transition support in accordance with Section 12.6 if the termination is made by Lucid under Section 12.2 (a) due to the event attributable to Supplier.
14.    FORCE MAJEURE
14.1.    No Party will be liable for delay or failure to fulfill its obligations under this Agreement or any PPA when and to the extent such failure or delay is caused by or results from acts beyond the impacted party's ("Impacted Party") reasonable control (“Force Majeure”), which may include the following to the extent they comply with this definition: acts of God, natural disasters, actions by any governmental authority (whether valid or invalid), wars, terrorism, or sabotage, fire, serious accident, epidemic, pandemic or quarantine restriction, extreme weather events, provided the Impacted Party has used commercially reasonable efforts to mitigate against the effects of foreseeable Force Majeure occurrences in advance. For the avoidance of doubt, this Section 14 shall not apply to the payment by Lucid of the purchase price for the conforming Goods delivered to Lucid hereunder.
14.2.    The Impacted Party shall give notice as soon as possible/practicable after the Force Majeure to the other Party, stating the period of time the occurrence is expected to continue. The Impacted Party shall use diligent efforts to end the failure or delay and ensure the effects of such Force Majeure are minimized. The Impacted Party shall resume the performance of its obligations as soon as reasonably practicable after the removal of the cause. If the Impacted Party's failure or delay remains uncured for a period of [***] days following written notice given by it under this Section 14, the other Party may terminate the production pricing agreement upon written notice. In addition, following the declaration of a Force Majeure by Supplier, the Parties shall discuss in good faith how to mitigate the impact of such Force Majeure, including providing Goods from Supplier’s other facility under the reasonably agreed terms and conditions between the Parties in writing.
14.3.    Intentionally Omitted.
15.    INSURANCE.
Supplier will obtain and maintain at its sole cost and expense at least the following types and amounts of insurance coverage: (a) Workers’ Compensation: [***]; (b) Employer’s Liability: [***]; (c) Commercial General Liability covering liability arising from premises, operations, contractual liability, independent contractors, products liability/completed operations, personal injury and advertising injury,: [***]; (d) Automobile Liability (including owned, non-owned and hired vehicles): [***]; (e) Umbrella/excess insurance on an occurrence basis in excess of the underlying insurance described above with [***]; and (f) to the extent the insurance policies procured by [***] apply, all risk property insurance, subject to standard exclusions providing coverage for Lucid’s property while in Supplier’s care, custody or control. Commercial General Liability Policy and Automobile Liability procured by [***] will include Lucid as an additional insured thereunder and shall contain endorsements stating that the policies are primary and not excess over or contributory with any other valid, applicable, and collectible insurance in force for Lucid. To the extent the insurance policies procured by [***] apply, [***]. Supplier shall furnish to Lucid a certificate showing compliance with these insurance requirements within [***] of Lucid’s written request. Supplier’s insurance broker will provide [***] prior written notice of any termination, non-renewal, or material reduction in the amount or scope of coverage. Lucid may require Supplier to furnish evidence of the foregoing insurance but failure to comply with these insurance requirements will not relieve Supplier of its liability and obligation under this Section.

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16.    INTELLECTUAL PROPERTY
16.1.    Copyrights. Supplier agrees [***].
16.2.    Inventions and Related Rights. Unless otherwise agreed [***].
16.3.    Lucid Intellectual Property Rights. Except as necessary [***].
16.4.     Supplier Cooperation. To the extent that [***].
16.5.    Supplier Licenses. The licenses granted to [***].

17.    CUSTOMS
The following obligations shall apply only to the extent Goods are imported from or exported to the countries listed on Exhibit A.
(a)    Supplier will promptly notify Lucid in writing of major materials or components used by Supplier to fulfill its obligations under this Agreement that Supplier purchases in a country other than the country in which the Goods are delivered to Lucid. Supplier will furnish Lucid with the documentation and information necessary to establish the country of origin or to comply with the applicable country's rules of origin requirements with respect to the delivered Goods in the format reasonably agreed between the Parties. Supplier will promptly advise Lucid of any duty of the imported major materials or components of the Goods included in the purchase price of the Goods.
(b)    The rights to and benefits of any duty drawback, in accordance with the Incoterms, including rights developed by substitution and rights which may be acquired from Supplier's suppliers and export credits in connection with the Goods delivered to Lucid, to the extent transferable to Lucid, are the property of Lucid, and any increase of the custom duty or duties in connection with the Goods delivered to Lucid and/or any materials or components thereof is assumed by Lucid unless otherwise expressly provided herein. Supplier will provide all documentation and information and take any necessary steps to drawback any duty, taxes or fees paid to, and to receive export credits from, the government of the country of origin upon exportation of the Goods from such country.
(c)    The responsibility for customs duty and customs brokers' fees will be determined in accordance with the Incoterms stated in this Agreement. If Lucid is responsible for customs duties, it will be responsible for normal duties only and any additional or special duties occurring due to the cause other than Supplier’s failure to comply with applicable law. To the extent incurred due to Supplier failure to comply with applicable law, Supplier will be responsible for any special duties caused by such failure to the extent permitted under the law of the country of importation. Supplier will provide Lucid or the appropriate governmental authority all documentation and information required by law or regulation or otherwise necessary to determine the proper minimum duty to be paid upon the importation of the Goods into any country or to obtain any refunds or drawbacks of duties paid.
(d)    If Lucid is responsible for importing the Goods into a country (other than U.S.A.) under this Agreement or the applicable pricing agreement, Supplier will advise Lucid if the importation or exportation of the Goods requires an import or export license; provided that Lucid will inform Supplier in advance of the country into which the Goods will be imported and requests Supplier to provide such information. Supplier will assist Lucid in obtaining any such license.
(e)    To the extent reasonably practicable, Supplier will provide to Lucid and the appropriate governmental agency the documentation necessary to determine the admissibility and the effect of entry of the Goods into the country listed in Exhibit [A] in which the Goods are imported by Lucid. Supplier warrants, to the best of its knowledge, that the information regarding the import or export of the Goods supplied to Lucid is true and correct in every material respect.
18.    AUDITS, INSPECTION, REPORTS
18.1.    Documentation and Reports. Supplier will, at Supplier’s expense, provide Lucid with documentation and reports reasonably requested by Lucid in the form and format agreed between the Parties regarding the Goods, and Spot Orders accepted by Supplier or Production Orders.
18.2.    Audit; Inspection. During the term of this Agreement and [***] year thereafter, for the sole purpose of ensuring Supplier’s compliance with the terms of the Agreement Lucid may, upon

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reasonable advance written notice and after obtaining the prior written consent of Supplier, which shall not be unreasonably conditioned, withheld or delayed by Supplier, send its authorized representatives to: (i) examine and audit all pertinent documents and materials in the possession or under the control of Supplier relating to any of Supplier's obligations under this Agreement or any payments requested by Supplier pursuant to this Agreement and (ii) inspect Supplier’s facilities in the area approved by Supplier (such approval will not be unreasonably withheld by Supplier) and, subject to the Confidentiality Agreement. Details of such audit and inspection shall be reasonably agreed between the Parties in advance. Supplier will ensure that Supplier personnel who are knowledgeable of the relevant facilities attend such inspections. Supplier shall maintain all pertinent books and records relating to this Agreement in accordance with generally accepted accounting principles consistently applied, and shall keep the books and records (i) for a period of [***] years after completion of Services or delivery of Supplies pursuant to the applicable Spot Order accepted by Supplier or Production Order, or (ii) the maximum period required by applicable law, whichever period is greater.
18.3.    Exceptions. Notwithstanding anything to the contrary in this Section 18, in no event shall Supplier be required to disclose any information: (i) of which disclosure is prohibited by any applicable Law, (ii) constituting proprietary, confidential or privacy information of Supplier or any third party, or (iii) protected by the attorney-client communication privilege, attorney work product, or similar legal privilege.
19.    PUBLICITY; USE OF LUCID NAME; THIRD PARTY SALES. During and after the term of the Agreement, neither Party may, without the prior written consent of the other Party, in any manner publish the fact that the Parties have contracted to sell and purchase Goods and/or Services, or use the name or trademarks of the other, or its affiliates or their products. Neither Party will have any right or license to use the trademarks, service marks or logos (collectively “Marks”) of the other Party for any reason without the other Party’s prior written consent. Supplier will not place its or any third party's trademark or other designation on the part without written permission from Lucid. If the Parties agree that any of Lucid’s Marks is adhered to the Goods or any part thereof ("Marked Parts"), Supplier will not sell such Marked Parts to third parties without Lucid's prior written consent.
20.    TAXES. Supplier shall, to the extent in accordance with agreed Incoterms, pay any and all taxes, duties, and import fees, if any, arising before transfer of title of the Goods from Supplier to Lucid. Lucid shall pay any and all sales, services and use or similar taxes related to the purchase of the Goods arising after the transfer of title of the Goods from Supplier to Lucid. Each Party shall cooperate with reasonable requests of the other Party in any efforts to obtain exemption from, or to minimize, any taxes related to the supply and purchase of Goods hereunder.
21.    COMPLIANCE WITH LAWS; FORCED LABOR. SUSTAINABILITY
To the extent applicable to Supplier’s sale of Goods to Lucid as contemplated under this Agreement, Supplier agrees as follows:
21.1.    Compliance with Laws. Supplier, and any Goods or Services supplied by Supplier, shall comply with all applicable laws, rules, regulations, orders, conventions, ordinances, standards and other Government Requirements of the United States or political subdivision having jurisdiction over any of Supplier’s activities hereunder, or that relate to the manufacture, labeling, transportation, importation, exportation, taxation, licensing, approval or certification of the Goods or Services, including those relating to environmental matters, wages, hours and conditions of employment, Subcontractor selection, discrimination, occupational health/safety and motor vehicle safety. Supplier further represents that (i) neither it nor any of its Subcontractors will utilize slave, prisoner or any other form of forced or involuntary labor in the supply of Goods or provision of Services under this Agreement and (ii) it and its Subcontractors will comply with all applicable laws regarding employment of underage or child labor and shall not employ children under the age of 16. Without limiting this requirement Supplier agrees that it will not export, re-export, sell, resell or transfer any customer data or any export-controlled commodity, technical data or software (i) in violation of any law, regulation, order, policy or other limitation imposed by the United States (including the U.S. Foreign Corrupt Practices Act and the United States Export Administration regulations) or any other government authority with jurisdiction (including other applicable international anti-corruption laws); (ii) to any country for which an export license or other governmental approval is required at the time of export, without first obtaining all necessary licenses or equivalent or (iii) to any country

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as to which the United States maintains an embargo or to a national or resident thereof, or to any person or entity on the U.S. Department of Treasury’s List of Specially Designated Nationals or the U.S. Department of Commerce’s Table of Denial Orders. To the extent that Goods will be transported into the United States, Supplier represents that either (a) it is C-TPAT-certified by U.S. Customs & Border Protection, and will maintain that certification throughout the term of the Agreement, or (b) it will, if applicable, comply with the C-TPAT (Customs-Trade Partnership Against Terrorism) security procedures that may be found on the Customs website at www.cbp.gov (or such other website that the C-TPAT security procedures may be moved to by the U.S. Government). At Lucid’s request, Supplier shall certify in writing its compliance with the foregoing.
21.2.    Sustainability. Lucid and Supplier each acknowledge the importance of maintaining a sustainable supply chain, in which their vendors and suppliers make the commercially reasonable efforts to comply in full with all (i) applicable laws (including Section 1502 of the Dodd Frank Act), and (ii) industry standards and Lucid policies which are provided to in advance and consented by Supplier (such consent will not be unreasonably withheld) with respect to sustainable labor practices, including robust safety standards and a zero-tolerance policy with respect to child or forced labor (collectively, the “Sustainability Standards”). Accordingly, the Parties agree as follows:
(a)    if Supplier becomes aware of a reasonable suspicion based on a legitimate fact, Supplier shall commercially reasonable efforts to contractually require its new suppliers and sub-suppliers to only procure Minerals from facilities that comply with the Sustainability Standards for purposes of production of Goods. “Minerals” means any form of cobalt and/or ‘conflict minerals’ reasonably agreed between the Parties taking the term used in Lucid’s Supplier Quality Manual into account.
(b)    After the Effective Date, upon Lucid’s request with reasonable notice and Supplier’s consent (such consent shall not be unreasonably withheld) and no more frequently than once per calendar year, if the Parties agree that there is a reasonable suspicion based on a legitimate fact that Supplier’s supplier fails to comply with the Sustainability Standards, Supplier shall at its expense investigate (each, a “Minerals Investigation”) to confirm that such suppliers of Minerals and/or Goods produced with Minerals comply with the Sustainability Standards (collectively, “Minerals Suppliers”). Supplier shall conduct each Minerals Investigation in accordance with all applicable industry and audit standards. The Parties shall discuss in good faith with respect to using an independent third-party audit firm with relevant industry experience, reasonably satisfactory to Lucid. Supplier shall make its commercially reasonable efforts to (i) accommodate Lucid’s requirements with respect to the scope and methodology of each Minerals Investigation, and (ii) schedule each Minerals Investigation to facilitate Lucid’s annual compliance reporting. Supplier will provide Lucid with a copy of the result of each Mineral Investigation within [***] days after the completion. Supplier shall also cooperate with and enable Lucid to conduct an separate audit at Lucid’s expense, if requested by Lucid and practically feasible.
(c)    If and to the extent that a Minerals Investigation reveals that any Minerals Supplier has failed to comply with one or more Sustainability Standards, then the Parties shall promptly discuss in good faith how to improve the situation, including, but not limited to, the following:
(i)    Supplier shall promptly: (1) cause the affected Minerals Supplier(s) to comply in full with the Sustainability Standards and provide evidence to Lucid that the issue is corrected; and/or (2) remove the affected Mineral(s) Supplier(s) from its supply chain for this Agreement and only procure such Mineral(s) from Minerals Supplier(s) that comply in full with the Sustainability Standards; and
(ii)    if Supplier cannot take an actions set forth in Section 21.2(c)(i) above, Supplier shall promptly notify Lucid in writing to that end, and Lucid may immediately terminate the affected Spot Orders or Releases with no liability. In the event of any such termination, the Parties shall comply with Section 13 (Obligations Upon Termination) of this Agreement, but Lucid shall have no obligations with respect to any materials, work-in-process, or finished inventory which incorporate any Minerals from the Minerals Supplier(s) that failed to comply with one or more Sustainability Standards.
22.     MISCELLANEOUS
22.1.    Amendment. This Agreement may be amended or modified only by an express writing signed by an authorized representative of each Party.
22.2.    Assignment. This Agreement may not be assigned by a Party without the prior written consent of the other Party, and any attempt to do so shall be void; provided, however, that each Party may assign, as a whole, but not partially, this Agreement and any production pricing agreement to its

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Affiliate. Lucid may also assign, as a whole, but not partially, this Agreement and the production pricing agreement to an acquiring third party without the prior written consent of the other Party without the prior written consent of Supplier in connection with a merger or sale of all or substantially all of Lucid’s assets unless such acquiring third party or any of its Affiliates is a competitor of Supplier, in which case Lucid shall obtain the prior written consent of Supplier.
22.3.    Change of Ownership. Notwithstanding Section 22.2, [***].
22.4.    Construction. The section headings in the Agreement are for convenience only and are not to be considered in construing or interpreting the Agreement. The words “will” and “shall” are used in a mandatory, not a permissive, sense, and shall be deemed to have the same meaning, and the word “including” is intended to be exemplary, not exhaustive, and will be deemed followed by “without limitation.” Any requirement to obtain a Party’s consent is a requirement to obtain such consent in each instance.
22.5.    Dispute Resolution. If there is a dispute between the Parties arising under this Agreement or any production pricing agreement, the Parties agree to escalate the matter for discussion and resolution by designated members of their senior management teams. If these designated members fail to resolve such dispute within [***] days after their initial discussion (the “Amicable Settlement Period”), the Parties may mutually agree to resolve such dispute through a non-binding mediation in San Francisco, California. If the Parties agree to resolve such dispute through a non-binding mediation, the Parties will choose the mediator from a list of qualified mediators in California office of the JAMS mediation service. Each party will pay one-half of the expenses of the mediation. No mediation may commence until the completion of the Amicable Settlement Period. If the parties are unable to agree on an initiation of such non-binding mediation within [***] days after the Amicable Settlement Period expires or the meditation cannot resolve the dispute, such dispute shall be referred to and finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association for the time being in force, which rules are deemed incorporated by reference into this Section. The arbitration will be conducted by a single arbitrator selected by agreement of the Parties or, failing such agreement, appointed in accordance with the said rules. The arbitration will be conducted in the English language in San Francisco, California. Each Party will bear its own expenses in the arbitration and will share equally the costs of the arbitration; provided, however, that the arbitrator may, in its discretion, award reasonable costs and fees to the prevailing Party. Judgment upon the award rendered in the arbitration may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, each Party shall have the right to apply at any time to a judicial authority for appropriate injunctive relief (or other interim or conservatory measures), and by doing so will not be deemed to have breached its agreement to arbitrate or to have impaired the powers reserved to the arbitrator.
22.6.    Electronic Communication. Supplier will comply with the method of electronic communications reasonably requested by Lucid from time to time, including the system used to maintain electronic versions of Specifications and to provide notification of and to track modifications to such Specifications, and requirements for electronic funds transfer, order transmission, electronic signature and communication .
22.7.    Affiliate Participation Agreement. Affiliates of Supplier may elect to sell Goods, Development Goods and/or Services to Lucid, and, upon such election, shall do so under the terms and conditions of this Agreement by execution of an Affiliate Participation Agreement in the form attached hereto as Exhibit C (“Affiliate Participation Agreement”).
22.8.    Entire Agreement. This Agreement, together with all related exhibits and schedules, and all other agreements incorporating this GTC by reference including the letter agreement dated September 1, 2022 titled “Sanyo 2170M Japan Cells for Lucid” between Lucid and SANYO Electric Co., Ltd. constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein and supersedes all other prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, regarding such subject matter.
22.9.    Execution. This Agreement may be executed in any number of counterpart originals and may be delivered and signed by electronic means and such electronic copies of this Agreement shall be binding as an original.

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22.10.    Governing Law. This Agreement will be governed by the laws of the State of New York, United States, excluding its rules on the conflict of laws. The Parties explicitly exclude the applicability to this Agreement, the production pricing agreement and any Spot Order accepted by Supplier, Production Order and Release pursuant to this Agreement, of the United Nations Convention on the Contracts for the International Sale of Goods.
22.11.    Order of Precedence. In the event of a conflict between this GTC and any other document that references this GTC, unless otherwise specifically agreed between the Parties in writing, the order of precedence is: (i)  the applicable Spot Order accepted by Supplier or Production Order; (ii) the applicable production pricing agreement; (iii) this GTC; and (iv) any other exhibits or attachments to this GTC, including any SOW, except that the terms of this GTC regarding Warranty (Section 5.8(b)), Limitation of Liability (Section 10) and Confidentiality (Section 11) shall prevail over the terms of any other document.
22.12.    Relationship of Parties. Nothing in this Agreement creates a joint venture, partnership, or other form of business association between the Parties. Neither Party shall act in a manner that expresses or implies a relationship other than that of independent contractor, nor bind the other Party.
22.13.    Severability. If one or more provisions of this Agreement or the production pricing agreement are held to be unenforceable, then such provision shall be excluded from this Agreement production pricing agreement and the balance of the Agreement shall be enforceable in accordance with its terms. Each Party will be entitled to seek equitable relief, including injunction, in order to protect its Confidential Information and other Intellectual Property Rights. The failure of either Party to enforce any right resulting from breach of any provision of this Agreement or the applicable production pricing agreement by the other Party will not be deemed a waiver of any right relating to such breach or any subsequent breach of such provision or of any other right hereunder.
22.14.    Subcontracting. Supplier must not subcontract any of its obligations under this Agreement without the prior written consent of Lucid except to Supplier’s Affiliate, in which case Supplier remains responsible for such obligations. Any consent of Lucid will not release Supplier from or limit any of Supplier’s obligations under this Agreement. Supplier warrants and guarantees that all subcontractors’ performances will satisfy all requirements applicable to Supplier under this Agreement.
22.15.    Survival. The obligations, covenants, and agreements of each Party under this Agreement that by their nature are intended to survive the expiration or termination of the Agreement, including those contained in Sections 2.11 (Prohibition on Cell Resale), Sections 4 (Service and Support), 5 (Quality), 6 (Warranty), 7 (Remedies), 9 (Indemnification), 10 (Limitation of Liability), 11 (Confidentiality), 12 (Term and Termination), 13 (Obligations Upon Termination), 16 (Intellectual Property), 18 (Audits, Inspection, Reports), 19 (Publicity; Use of Lucid Name; Third Party Sales), 21 (Compliance with Laws; Forced Labor), and 22 (Miscellaneous) shall survive the expiration or termination of the Agreement.

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By signing below, each Party agrees to be bound by the terms and conditions of this GTC as of the Effective Date referenced above.

Supplier		Lucid USA, Inc.
By:	/s/ Yasuaki Takamoto	By:	/s/ Sherry House
Printed:	Yasuaki Takamoto	Printed:	Sherry House
Title:	President	Title:	Chief Financial Officer
Date:	Dec 7, 2022	Date:	12/12/2022

Address: 1-1 Matsushita-cho, Moriguchi City, Osaka, Japan 570-8511		Address: 7373 Gateway Blvd. Newark, CA 94560, USA

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SCHEDULE 1 - DEFINITIONS
“Affiliate” means with respect to an entity, any other entity or person controlling, controlled by, or under common control with, such entity. For purposes of the Agreement, "control" means possessing, directly or indirectly, the power to direct or cause the direction of the management, policies or operations of an entity, whether through ownership of voting securities, by contract or otherwise.
“Affiliate Participation Agreement” means an agreement in the form of Exhibit C.
“Agreed Application” means the [***].
“Agreement” means, collectively, (i) this GTC, (ii) any product pricing agreement and (ii) any Spot Order accepted by Supplier, Production Order, Release or other document that incorporates by reference this GTC.
“Battery Modules” means Li-Ion battery modules manufactured by or for Lucid with Goods, to be used in Agreed Application.
“Claims” has the meaning set forth in Section 9.1.
“Commercially Reasonable Efforts” means taking all such steps and performing in such a manner as a well-managed company would undertake where it was acting in a determined, prudent and reasonable manner to achieve a particular desired result for its own benefit.
“Confidentiality Agreement” means the then-current signed non-disclosure agreement between Lucid and Supplier.
“Confidential Information” has the meaning set forth in the Confidentiality Agreement.
“Corrective Action” has the meaning set forth in Section 6.9.
“Directed Supplier” has the meaning set forth in Section 2.8.
“Development Goods” means the Goods developed by Supplier solely for use in Agreed Application in accordance with a written development agreement between the Parties.
“EDI” means the electronic data interchange system or information management system specified by Lucid and consented by Supplier, which consent shall not be unreasonably withheld, that facilitates automated communication of information in electronic format between the Parties.
“Equipment” means all capital equipment on which Tooling is used in order to develop, manufacture, test, package, deliver and/or service the Goods and Development Goods.
“Field Service Action” means any recall, service campaign or other service action whether performed by Lucid or Supplier, including actions mandated by Government Requirement.
“Force Majeure” has the meaning set forth in Section 14.1.
“Goods” means the lithium-ion battery cells Supplier provides to Lucid under this Agreement and the applicable production pricing agreement.
“Government Requirement” means any law or requirement of a government or governmental agency, including those that apply to new or used vehicles or components or systems or subsystems thereof or for use with a vehicle, including safety, materials, environmental protection, recycling and end of life disposal requirements. A Government Requirement may include specific warranty terms or periods of coverage, Corrective Actions or Field Service Actions required by the government.
"Impacted Party” has the meaning set forth in Section 14.1.
“Indemnified Parties” has the meaning set forth in Section 9.1.
“Intellectual Property Rights” means all current and future rights in copyrights, trade secrets, trademarks, mask works, patents, trade dress, moral rights, industrial design rights, utility models (“petty patents”), know-how and other intellectual property rights, whether unregistered, registered or comprising an application for registration, that may exist anywhere in the world.
“Losses” has the meaning set forth in Section 9.1.
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Lucid Confidential        Parts GTC rev. October 2020

“Lucid Property” means all Property owned or fully paid for by Lucid except in case Lucid has paid for it through the purchase of Goods.
“Lucid Supplier Quality Manual” means a mutually agreed document describing quality control system.
“Lucid Technology” means all [***].
"Spot Order" means a Lucid one-time purchase order transmitted to Supplier via Lucid's EDI, e-mail, facsimile or delivered to Supplier in a paper format.
“PPAP” has the meaning set forth in Section 5.2.
“Participant” means any Affiliate of Supplier that enters into an Affiliate Participation Agreement.
“Production Order” means a purchase order documenting Lucid’s anticipated needs for Goods for use in commercial production of the Agreed Applications for a period of time stated in such Production Order, transmitted to Supplier via EDI, e-mail, facsimile or paper format.
“Production Period” means the period during which Lucid requires Supplier’s Goods for use in production of Lucid products.
“Property” means all supplies, materials, and other property used by Supplier to produce, store or transport the Goods or Development Goods under this Agreement.
“RASIC” means the matrix establishing roles and responsibilities in a directed buy arrangement or setting forth the allocation of responsibility, approval, support, information and consultation rights and obligations among the Parties and the Directed Supplier.
“Release” means a written communication issued by Lucid or its designee pursuant to an accepted Production Order that identifies a specific quantity of Goods to be delivered by the date specified therein.
“Service Period” has the meaning set forth in Section 4.
“Specifications” means (i) the performance documents, instructions and requirements provided by Lucid and agreed by Supplier in writing, including any documents referenced in any bill of materials or Spot Order or Production Order, and (ii) drawings, samples or other descriptions provided by both Parties and approved in writing by both Parties relating to Goods or Development Goods.
“Subcontractor” means a third party manufacturing the Goods for Supplier.
“Supplier Technology” means [***].
“Tooling” means fixtures, gauges, jigs, dies, molds, and patterns, used in connection with the development, manufacturing, testing, packaging or delivery of the Goods or Development Goods.
“Work Product” means all documents, work product and other materials [***].
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Lucid Confidential        Parts GTC rev. October 2020

Exhibit A
List of Countries

[***]
A-1

Lucid Confidential        Parts GTC rev. October 2020

Exhibit B
Root Cause Analysis
[***]
B-2

EXHIBIT C
AFFILIATE PARTICIPATION AGREEMENT

This AFFILIATE PARTICIPATION AGREEMENT  (“Participation Agreement”) is entered into as of ____________ ____, 20____ (the “PA Effective Date”) by and between [SUPPLIER AFFILIATE’S NAME], a ___________ corporation with offices at _________________________________________________________ (“Affiliate”), and LUCID USA, Inc., a corporation duly organized and existing under the laws of the State of Delaware, USA, having its principal place of business at 7373 Gateway Blvd Newark, CA 94560 USA (“LUCID”).

WHEREAS, Panasonic Energy Co., Ltd. (“Supplier”) and LUCID have entered into a General Terms and Conditions for Prototype and Production Parts and Services dated as of December 1, 2022 (the “GTC”);

WHEREAS, upon execution and delivery of this Participation Agreement, Affiliate will have certain rights (including the right to sell Goods, Development Goods and/or Services ordered by LUCID) and obligations under the GTC; and

WHEREAS, Affiliate desires to have such rights and obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Affiliate and LUCID agree as follows:

1.    Capitalized terms used in this Participation Agreement but not defined shall have the meanings given in the GTC.

2.    Under the terms and conditions of the GTC and this Participation Agreement, LUCID and Affiliate may enter into Spot Orders, Production Orders, Releases, production pricing agreements and other agreements pursuant to which Affiliate shall deliver Goods, Development Goods and/or Services to LUCID.

3.    LUCID will make all payments that are properly due and payable of purchase prices, fees and expenses under the GTC and this Participation Agreement in connection with the purchase of Goods, Development Goods and/or Services performed by Affiliate.

4.    The term of this Participation Agreement shall commence on the PA Effective Date and continue until the expiration or termination of the GTC, unless earlier terminated as provided below.  The termination rights set forth in the GTC shall apply equally to each party’s rights of termination with respect to this Participation Agreement and any Spot Orders accepted by Supplier, Production Orders, Releases, production pricing agreements and other agreements entered into pursuant to the GTC. Affiliate shall have all of the rights and obligations of Supplier under the GTC and will be bound by all of the terms and conditions of the GTC as though it was Supplier thereunder, as such terms and conditions may be modified or amended from time to time by Supplier and LUCID. Notwithstanding the foregoing, (i) Affiliate shall not have any right to amend, assign or terminate the GTC and (ii) termination of this Participation Agreement shall not affect the GTC.

5.    Affiliate’s address for notice purposes is as follows, or such new address(es) as may from time to time be provided by Affiliate to LUCID:

            With copy to: ___________________________
__________________________________________        ______________________________________
__________________________________________        ______________________________________
Attn: _____________________________________

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized representatives as of the date first written above.

Affiliate	Lucid USA, Inc.
By:	By:
Printed:	Printed:
Title:	Title:
Date:	Date:

Address:	Address: 7373 Gateway Blvd. Newark, CA 94560, USA

C-2